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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1 to
                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2004

                            FLEETCLEAN SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

           TEXAS                                                 76-0196431
(State or other jurisdiction of                               (I.R.S. Employer
       incorporation)                                        Identification No.)

                                    000-27467
                            (Commission File Number)

                   103 Courageous Drive, League City, TX 77573
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (281) 538-2101


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         (Former name or former address, if changed since last report.)


ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 19, 2004 as Fleetclean Systems, Inc.'s independent auditors. Malone & Bailey's report dated April 13, 2004, on Fleetclean Systems, Inc.'s balance sheet as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of Fleetclean Systems, Inc.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Fleetclean Systems, Inc. has requested Malone & Bailey, PLLC to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 19, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 19, 2004 as Fleetclean Systems, Inc.'s principal accountant to audit the financial statements of Fleetclean Systems, Inc. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of Fleetclean Systems, Inc. and approved by the Board of Directors.

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During the years ended December 31, 2003 and 2002 and subsequent to December 31,
2003 through the date hereof, neither Fleetclean Systems, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Fleetclean Systems, Inc.'s financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Fleetclean Systems, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and
(v), respectively, of Regulation S-K with Fleetclean Systems, Inc.'s former accountant.

Fleetclean Systems, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Fleetclean Systems, Inc. with a letter addressed to the Commission containing any new information or clarification of Fleetclean Systems, Inc.'s expression of its views. Lopez, Blevins, Bork & Associates, L.L.P. does not disagree with the statements made by Fleetclean Systems, Inc. in this report, and accordingly, Lopez, Blevins, Bork & Associates, L.L.P. has advised Fleetclean Systems, Inc. that no such letter need be issued.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

No.              Description
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16.1             Letter to Fleetclean Systems, Inc. from Malone & Bailey, PLLC


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FLEETCLEAN SYSTEMS, INC.

Date: August 19, 2004                         By: /s/ R. Greg Smith
                                                  ------------------------------
                                                  Name: R. Greg Smith
                                                  Title: Chief Executive Officer